Summary of Significant Accounting Policies (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Accounting Policies [Abstract]
Cash and cash equivalents	¥ 3,133,847	$ 455,799	¥ 7,505,954
Restricted cash	57,012	8,292	10,606
Long-term restricted cash	33,528	4,876	14,293
Total	¥ 3,224,387	$ 468,967	¥ 7,530,853	$ 1,095,317	¥ 596,631	¥ 347,109